                                                                    Exhibit 10.4

                         LEASE MODIFICATION AGREEMENT


     THIS LEASE MODIFICATION AGREEMENT is made as of the ________ day of December, 1999 by and among LMC INVESTMENTS, LLC, a North Carolina limited liability company and JOHN P. McCONNELL (collectively, "Lessor") and HAHT SOFTWARE, INC., a North Carolina corporation ("Lessee").


                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Lessor and Lessee entered into that Lease Agreement dated April _____, 1999 ("Lease"); and

     WHEREAS, the Lease provided for rental payments pursuant to a schedule attached thereto as calculated upon a Term Commencement Date; and

     WHEREAS, the parties desire to confirm the rental schedule based upon the actual Term Commencement Date.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Lease is hereby amended by deleting Exhibit I, Rental Schedule and substituting in its place "Substitute Exhibit I, Rental Schedule" as attached hereto.

     2. Except as herein modified all terms and conditions of the Lease shall remain in full force and effect.



                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]
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         IN WITNESS WHEREOF, the parties hereto have caused this Lease
Modification Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.


                              LMC INVESTMENTS, LLC

                              By:  TILLETT DEVELOPMENT COMPANY, INC., Manager

                                   By: /s/ [ILLEGIBLE]^^
                                       -----------------------------------
                                   Name:__________________________________
                                   Title:_________________________________



                              ________________________________________
                              John P. McConnell



                              HAHT SOFTWARE, INC.


                              By: /s/ [ILLEGIBLE]^^
                                  ------------------------------------
                              Name:___________________________________

                              Title:__________________________________

                                       2
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                                   EXHIBIT I

                                RENTAL SCHEDULE


FIRST LEASE YEAR

     Partial First Lease Month - December 17, 1999 to December 31, 1999
          Square Footage Rent                                             N/A
          Equivalent Annual Base Rent                                     N/A
          Monthly Base Rent ($45,783.67 x 45.161%)                        $20,676.36
          Rentable/Usable Square Feet                                     44,708 sf

     First Full Lease Month - January, 2000
          Square Footage Rent                                             N/A
          Equivalent Annual Base Rent                                     N/A
          Monthly Base Rent                                               $45,783.67
          Rentable/Usable Square Feet                                     44,708 sf

     Second Lease Month - February, 2000
          Square Footage Rent                                             N/A
          Equivalent Annual Base Rent                                     N/A
          Annual Base Rent                                                $45,783.67
          Rentable/Usable Square Feet                                     44,708 sf
     Third Lease Month - March, 2000
          Square Footage Rent                                             N/A
          Equivalent Annual Base Rent                                     N/A
          Annual Base Rent                                                $45,783.67
          Rentable/Usable Square Feet                                     44,708 sf

     Fourth Lease Month - April, 2000
          Square Footage Rent                                             N/A
          Equivalent Annual Base Rent                                     N/A
          Annual Base Rent                                                $45,783.67
          Rentable/Usable Square Feet                                     44,708 sf

     Fifth Lease Month - May, 2000
          Square Footage Rent                                             $16.75 / sf
          Equivalent Annual Base Rent                                     $748,859

          Monthly Base Rent                                               $62,404.92
          Rentable Usable Square Feet                                     44,708 sf

     Sixth Lease Month - June, 2000
          Square Footage Rent                                             $16.75 / sf
          Equivalent Annual Base Rent                                     $748,859

          Monthly Base Rent                                               $62,404.92
          Rentable Usable Square Feet                                     44,708 sf

     Seventh Lease Month - July, 2000
          Square Footage Rent                                             $16.75 / sf
          Equivalent Annual Base Rent                                     $748,859
          Monthly Base Rent                                               $62,404.92
          Rentable Usable Square Feet                                     44,708 sf

     Eighth Lease Month - August, 2000
          Square Footage Rent                                             $16.75 / sf
          Equivalent Annual Base Rent                                     $748,859
          Monthly Base Rent                                               $62,404.92
          Rentable Usable Square Feet                                     44,708 sf

     Ninth Lease Month - September, 2000
          Square Footage Rent                                             $16.75 / sf
          Equivalent Annual Base Rent                                     $748,859
          Monthly Base Rent                                               $62,404.92
          Rentable Usable Square Feet                                     44,708 sf

     Tenth Lease Month - October, 2000
          Square Footage Rent                                             $16.75 / sf
          Equivalent Annual Base Rent                                     $748,859
          Monthly Base Rent                                               $62,404.92
          Rentable Usable Square Feet                                     44,708 sf

     Eleventh Lease Month - November, 2000
          Square Footage Rent                                             $16.75 / sf
          Equivalent Annual Base Rent                                     $748,859
          Monthly Base Rent                                               $62,404.92
          Rentable Usable Square Feet                                     44,708 sf

     Twelfth Lease Month - November, 2000
          Square Footage Rent                                             $16.75 / sf
          Equivalent Annual Base Rent                                     $748,859
          Monthly Base Rent                                               $62,404.92
          Rentable Usable Square Feet                                     44,708 sf

     The Annual Base Rent and Monthly Base Rent shall be adjusted and increased by the Cost of Living Adjustment and Operating Expense Adjustment at the end of each Lease Year in accordance with Paragraphs 4.02(a) and 4.02(b) of this Lease.

     Pursuant to Paragraph 1.03 above, ten days following the date Suite #200, containing 8,358 square feet of space presently leased to Graydon Corporation, is vacated, the Annual Base Rent shall adjusted and increase from $748,859 per year to $888,855.50 per year and the Monthly Base Rent shall increase from $62,404.92 per month to $74,071.30 per month, effective immediately. This adjustment is a calculated as follows: The Square Footage Rent of Suite #200 shall be $16.75/sf, the Annual Base Rent for Suite #200 shall be $139,997 and the Monthly Base Rent for Suite #200 shall be $11,666. The adjusted Base Rent as set forth herein shall thereafter be subject to and adjusted by the provisions of Paragraphs 4.02(a) Operating Expense Adjustment and Paragraph 4.02(b) Cost of Living Adjustment.